UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 11, 2024
TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.
(Exact name of Registrant as specified in its charter)

Colorado		333-212006	84-0464189
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

1100 W. 116th Avenue
Westminster	,	Colorado	80234
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (303) 452-6111
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01    Entry into a Material Definitive Agreement.

In September 2021, Tri-State Generation and Transmission Association, Inc. (“Tri-State”) filed with the Federal Energy Regulatory Commission (“FERC”) a modified contract termination payment methodology tariff as Rate Schedule No. 281 that provides a process should a utility member of Tri-State elect to withdraw from membership in Tri-State and terminate its wholesale electric service contract with Tri-State. The tariff process includes requirements for a two-year notice and the payment of a contract termination payment to Tri-State. In October 2021, FERC accepted the modified contract termination payment methodology, to be effective November 1, 2021, subject to refund. FERC set the matter for hearing and instituted a concurrent Federal Power Act section 206 proceeding to determine the justness and reasonableness of the modified methodology.

On April 29, 2022, both United Power, Inc. (“United Power”) and Northwest Rural Public Power District (“NRPPD”), located in the Eastern Interconnection, provided Tri-State a non-conditional two-year notice of intent to withdraw from membership in Tri-State, with a May 1, 2024 withdrawal effective date.

A hearing on the modified contract termination payment methodology occurred in May 2022 before an administrative law judge at FERC. On September 29, 2022, the administrative law judge issued an initial decision that endorsed the FERC trial staff modified balance sheet approach methodology (“Initial Decision”). In October 2022, Tri-State, United Power, and other parties filed exceptions to the Initial Decision.

On December 19, 2023, FERC issued an order on the Initial Decision and affirmed in part, reversed in part, modified in part, and clarified the Initial Decision in part (“FERC December 19 Order”). Generally, FERC adopted a further modified version of FERC trial staff’s modified balance sheet approach methodology, referred to as the Adopted BSA.

On January 25, 2024, Tri-State filed a revised Rate Schedule No. 281 with FERC with the contract termination methodology based upon the FERC December 19 Order. (“Revised Rate Schedule No. 281”).

As previously disclosed in Tri-State’s Current Report on Form 8-K, dated January 31, 2024, Tri-State filed with FERC on January 31, 2024 an unexecuted version of a Membership Withdrawal Agreement (“UP January Withdrawal Agreement”), between Tri-State and United Power, in FERC Docket No. ER24-1145-000. As previously disclosed in Tri-State’s Current Report on Form 8-K, dated February 27, 2024, Tri-State filed with FERC on February 27, 2024 an unexecuted version of a Membership Withdrawal Agreement (“NRPPD February Withdrawal Agreement”), between Tri-State and NRPPD, in FERC Docket No. ER24-1341-000.

On March 29, 2024, FERC issued an order accepting the Revised Rate Schedule No. 281, subject to further compliance filing, (“Compliance Filing Order”) and established hearing and settlement judge procedures related to Tri-State’s sleeving administrative fee methodology set forth in the Revised Rate Schedule No. 281. On March 29, 2024, FERC also issued an order accepting the UP January Withdrawal Agreement with an April 1, 2024 effective date, subject to further compliance filing consistent with the Compliance Filing Order. The compliance filings for both the Revised Rate Schedule No. 281 and the UP January Withdrawal Agreement were required to be made by April 12, 2024. On April 12, 2024, Tri-State filed a further revised Rate Schedule No. 281 as required by the Compliance Filing Order (“April Revised Rate Schedule No. 281”). Tri-State’s sleeving administrative fee methodology that is set for hearing is not applicable to either the United Power or NRPPD withdrawal.

On April 11, 2024, Tri-State and United Power executed an updated Membership Withdrawal Agreement (“UP Withdrawal Agreement”) that was filed with FERC on April 12, 2024 in FERC Docket No. ER24-1145-000. The UP Withdrawal Agreement describes the practical action items and related rights and obligations of the parties involved with effectuating the withdrawal of United Power from Tri-State’s membership. The provisions included in the UP Withdrawal Agreement substantially retain those provisions included in the UP January Withdrawal Agreement, with the changes consistent with the Compliance Filing Order and other immaterial changes agreed to by United Power and Tri-State. The changes consistent with the Compliance Filing Order, included adding a true-up for a credit for United Power’s accrued patronage capital between January 1, 2024 and April 30, 2024 and a true-up for a credit for deferred revenue, which true-ups will occur after May 1, 2024.

Under the executed UP Withdrawal Agreement, United Power is required pay into escrow prior to the May 1, 2024 withdrawal date an exit fee of $627,194,617.56 that was calculated in accordance with the Revised Rate Schedule No. 281, subject to true up (“UP Exit Fee”). United Power is also required to authorize the escrow agent to release the UP Exit Fee to Tri-State from escrow prior to May 1, 2024. The UP Withdrawal Agreement also provides for an UP Exit Fee true-up to occur in the event such rate schedule and amount paid are modified after April 24, 2024 pursuant to a subsequent final and non-appealable FERC order. United Power’s contract termination payment amount is $709,482,595.56 prior to any reduction for discounted patronage capital or regulatory liabilities credit.

On April 16, 2024, Tri-State filed with FERC an amended unexecuted version of a Membership Withdrawal Agreement (“NRPPD Withdrawal Agreement”), between Tri-State and NRPPD, in FERC Docket No. ER24-1341-000. The provisions included in the NRPPD Withdrawal Agreement substantially retain those provisions included in the NRPPD February Withdrawal Agreement, with the changes consistent with the Compliance Filing Order. The changes consistent with the Compliance Filing Order, included (a) deleting the condition precedent that no court or other adjudicative authority has issued an order enjoining Tri-State from allowing NRPPD to withdraw from membership in Tri-State or determining that doing so would breach the Wholesale Power Contract for the Eastern Interconnection, between Tri-State and Basin Electric Power Cooperative and (b) adding a true-up for a credit for NRPPD’s accrued patronage capital between January 1, 2024 and April 30, 2024, which true-up will occur after May 1, 2024.

Under the unexecuted NRPPD Withdrawal Agreement filed with FERC, NRPPD is required to pay Tri-State prior to the May 1, 2024 withdrawal date the amount calculated pursuant to the FERC-accepted and effective version of Rate Schedule No. 281 as of April 24, 2024 (“NRPPD Exit Fee”). The Withdrawal Agreement also provides for a NRPPD Exit Fee true-up to occur in the event such rate schedule and amount paid are modified after April 24, 2024 pursuant to a subsequent final and non-appealable FERC order.

Both the UP Withdrawal Agreement and NRPPD Withdrawal Agreement provide for the following to occur effective as of the withdrawal date of May 1, 2024: (a) United Power or NRPPD, as applicable, will withdraw from its membership in Tri-State, (b) certain specified contracts between Tri‑State and United Power or NRPPD, as applicable, including such member’s respective Wholesale Electric Service Contract, dated July 1, 2007, will terminate, and (c) Tri‑State will retire and United Power or NRPPD, as applicable, will relinquish its rights to any patronage capital arising from its membership in Tri-State or Tri-State’s furnishing of wholesale electric service to such member.
Both the UP Withdrawal Agreement and NRPPD Withdrawal Agreement provide that the withdrawal is subject to payment of the exit fee. In addition, both Withdrawal Agreements includes default provisions, including Tri-State termination rights of the Withdrawal Agreement for non-payment and termination rights of either party for a material default.

A copy of the UP Withdrawal Agreement and NRPPD Withdrawal Agreement are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.
Item 1.02    Termination of a Material Definitive Agreement.
Reference is made to the information set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.
Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, the terms of the Withdrawal Agreements attached to this Current Report on Form 8-K and whether those terms will be in the final FERC accepted Withdrawal Agreements, the provisions of the NRPPD Withdrawal Agreement that are in dispute, FERC’s acceptance of the terms contained in the Withdrawal Agreements, the scope and the amount of any termination payment for NRPPD, if any, whether interested parties will file a protest with FERC related to the Withdrawal Agreements or compliance filings, the outcome of any protest filed with FERC and the potential withdrawal date. These statements are based on various assumptions, whether or not identified in this Current Report on or the exhibits hereto, and on the current expectations of management and are not predictions of actual events.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	Membership Withdrawal Agreement, between Tri-State Generation and Transmission Association, Inc. and United Power, Inc., dated April 11, 2024
10.2
Membership Withdrawal Agreement, between Tri-State Generation and Transmission Association, Inc. and Northwest Rural Public Power District, filed unexecuted with the Federal Energy Regulatory Commission on April 16, 2024

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Date: April 17, 2024	By:	/s/ Todd E. Telesz
Todd E. Telesz
Senior Vice President/Chief Financial Officer